Balance Sheets Details	6 Months Ended
Jun. 30, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Balance Sheets Details

4.	Balance Sheets Details
Prepaid Expenses and Other Current Assets
Prepaid expenses and other current assets consisted of the following (in thousands):

	June 30,	December 31,
	2022	2021
Prepaid R&D costs	$3,489	$2,467
Prepaid insurance and service contracts	2,570	1,860
Tax receivable	771	104
Other	986	230

Total	$7,816	$4,661

Property and Equipment, Net
Property and equipment, net consisted of the following (in thousands):

	June 30,	December 31,
	2022	2021
Laboratory equipment	$7,363	$6,851
Computers, software and office equipment	512	489
Leasehold improvements	379	384
Office furniture and fixtures	123	126

	8,377	7,850
Accumulated depreciation and amortization	(5,231)	(4,866)

Total	$3,146	$2,984

Depreciation and amortization expense for property and equipment is disclosed on the condensed consolidated statements of cash flows.
Accrued Liabilities
Accrued liabilities consisted of the following (in thousands):

	June 30,	December 31,
	2022	2021
Accrued R&D costs (1)	$6,261	$9,043
Accrued compensation	3,119	3,664
Accrued D&O fees	2,165	—
Accrued audit, tax and filing fees	2,156	556
Accrued other	1,884	862

Total	$15,585	$14,125

(1)	Includes $472 and $250 of accrued R&D costs due to related parties as of June 30, 2022 and December 31, 2021, respectively.
Paycheck Protection Program
In connection with the CARES Act, the Company has deferred approximately $0.3 million in employer related payroll taxes, of which approximately 52% was paid during 2021, the remaining 48% is expected to be paid in 2022. As of June 30, 2022 and December 31, 2021, deferred taxes under the CARES Act are classified in accrued liabilities in the consolidated balance sheets.